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                                                                    EXHIBIT 99.2

               (English Translation of Original Spanish Document)

PRIVATE SALE OF ASSETS AND LAND CONTRACT ENTERED BY GRUPO INDUSTRIAL SANTA ENGRACIA, S.A. DE CV, REPRESENTED IN THIS ACT BY MR. RICARDO ARTURO HERRERA BARRE DE SAINT-LEU AND MR. CARLOS MORALES TOPETE, (HEREINAFTER THE "SELLER") AND, ON THE OTHER PARTY THE COCA-COLA EXPORT CORPORATION, SUCURSAL EN MEXICO, REPRESENTED BY MR. ALEJANDRO ROJAS FLORES (HEREINAFTER THE "BUYER"), ACCORDING TO THE FOLLOWING DECLARATIONS AND CLAUSES:


                                  DECLARACIONES

I.      The SELLER declares, via its representatives, that:

        (a) Is at corporation duly incorporated and in operations in conformity to and with the laws of Mexico;

        (b) Its representatives have with the powers of attorney and the sufficient faculties to sign this contract, and to duly obligate its represented corporation and that, to this date, such faculties have not been revoked nor limited in any way or form;

        (c) The subscription and execution of this Contract is foreseen in its business purpose and has been duly authorized through the necessary corporate acts and (i) does not violate its by-laws, and (ii) there is no restriction, contractual or legal, rulings, or judiciary or administrative orders that impede the celebration of this Contract and any such other documents that should be granted and signed in relation with this Contract.

        (d) Is the legal owner of the Assets (such term is defined hereafter), which are not subject any lien or ownership limitation.

        (e) It is its free will to execute this Contract and to comply in the terms of the same.

II.     Declares the BUYER, by means of its representative, that:

        (a) It is at branch of a corporation incorporated and operating in conformity with the laws the United States of America, duly authorized to operate in Mexico.

        (b) Its representative has the powers of attorney and the sufficient faculties to sign this Contract, and to legally obligate its represented corporation, and that to this date such faculties have not been revoked or limited in any way or form;

        (c) It is its free will to execute this Contract and to comply in the terms of the same.

         The parties are in agreement with the aforementioned declarations that precede this section, agree in granting the following.


CLAUSES

        FIRST. (A) Definitions. The terms used in this Contract that are listed herein will have the following meanings that are equally applicable in singular or plural:
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        Assets. Means in joint manner the machinery, equipment and furniture necessary for the operation of the Victoria industrial Plant, which are detailed in the Attachment "A" of this contract.

        Assets. Means in joint manner the Assets and the Building.

        Dollars. Means the legal currency in the United States of America.

        Building. Means the Industrial Plant publicly known as "Unidad Industrial Victoria" (Victoria Industrial Plant), as well as the land on which it is built upon, located at the 12.9 kilometer of the "Carretera Nacional Ciudad Victoria-Monterrey", in the Municipality of Victoria, Tamaulipas, Mexico, which has a surface of 6-43-06 hectares.

        Mexico. Means the Mexican United States.

        Price. Has the meaning assigned to it in the Third Clause of this Contract.

        SECOND. Purpose. By means of this Contract, the SELLER sells to the BUYER and the BUYER buys ad corpus, the Assets and the Building, for the BUYER or any other party that the BUYER designates to establish public deed for this Private Contract.

        THIRD. Price. The sale price for the Assets is the amount of US$3'500,000.00 (three million five hundred thousand 00/100 Dollars), (the "Price"), the which correspond to: (1) for the Building the amount of US$845,357.00 (eight hundred forty five thousand three hundred fifty seven 00/100 Dollars), divided as follows: (i) for the land the amount of US$141,530.00 (one hundred forty one thousand five hundred thirty 00/100 Dollars) and (ii) for the buildings the amount of US$703,827.00 (seven hundred and three thousand eight hundred twenty seven 00/100 Dollars), plus the corresponding value added tax; and (2) for the Assets the amount of US$2'654,643.00 (two million six hundred fifty four thousand six hundred forty three 00/100 Dollars), plus the corresponding value added tax.

        FOURTH. Related to Payment.

        (A) Form of Payment. The BUYER is obligated to pay the SELLER the Price after signing this contract. The Building and the Assets will be at the disposal of the BUYER from the day in which it makes the payment referred herein in this paragraph to the SELLER.

        (B) Place of Payment. The parties agree that all the payments that the BUYER should pay in favor of the SELLER, will take place, without need of prior requirement, in funds that may be freely transferred and immediately disposed in the domicile of the SELLER.

        FIFTH. Past-due Interest. In case that the BUYER incurs in delays in the payment of the Price, the BUYER will pay at the SELLER interest past-due over the amounts due from the date in that the BUYER incurs in delays and has to this date in that the SELLER receives the totality of the amount due, at the rate of interest past-due equivalent at the rate annual de10 (ten) percentage points.

        SIXTH. Delivery free of any labor contingencies. The SELLER is obligated to deliver the Building and the Assets free of any labor relationship, individual or collective, and are obligated to free the BUYER in relation to any suit of any labor related nature corresponding to any actions that have arisen before the delivery of the aforementioned Plant industrial.

        Also, the SELLER is obligated to deliver the Assets to the BUYER, free of any lien or charge, albeit regarding civil or administrative injunctions and with the documents proof of its acquisition.

        SEVENTH. Taxes and Expenses. All the income taxes and rights that may be cause due to the execution of this contract, and the execution of its public deed, will be the responsibility of each party according to their corresponding duties in terms of the applicable fiscal laws.


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        Expenses. All the expenses and rights that are related to the execution of the public deed of this contract will be the sole responsibility of the buying party.


        EIGHTH. Other.

         (A) Modifications. No modification, consent or renouncement to any disposition of this Contract will be in place unless it is filed in writing and is duly signed by authorized executives from both parties, and in spite of such written execution, such renouncement will bear effect only in the referred case and to the specific purpose for which it was granted.

         (B) No Renouncement. The renouncement of any of the parties to enforce any such right that is in their favor that is foreseen in this contract, by no means will imply its renouncement to exercise any such other rights that are in its favor or renounce to exercise such rights in the future.

         (C) Better Right of Ownership. The SELLER is obligated to provide indemnity in the case of a Better Right of Ownership for another party besides the BUYER in case of any alternate claim of property.

         (D) Formalization. The parties se obligated to formalize several judiciary acts that are required to execute this Contract, including without limitation, the execution of the public deed for the sale of the Building in where the Victoria Industrial Plant, subject of this contract, as well as any other act, agreement or formality that may be required according to the applicable legislation. Additionally, the SELLER is obligated to grant and sign the corresponding public deed in the name the BUYER or the person that the BUYER designates.

         (E) Applicable Laws and Jurisdiction. This Contract will be ruled by for the laws applicable in Mexico. For interpretation and execution of this Contract, the parties expressly submit themselves to the jurisdiction and competence of the Tribunals of Mexico City ("Distrito Federal"), Mexico, renouncing to any other jurisdiction of its current domiciles or future domiciles.

         (F) "Secretaria de Relaciones Exteriores" Permit. The BUYER is obligated to execute with the "Secretaria de Relaciones Exteriores" the agreement that is referred to in the Fraction I of the Article 27 of the Mexican Constitution, as well as to obtain the permit referred to in Article 10 A of the Mexican Foreign Investment Law.


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         This Contract was read and the parties signed it in duplicate in Mexico
City ("Distrito Federal"), Mexico on the 17th day of the month of November of 2003.


GRUPO INDUSTRIAL SANTA ENGRACIA, S.A. DE C.V., as the SELLER



---------------------------------------------      -----------------------------
By: Ricardo Arturo Herrera Barre of Saint-Leu      By: Carlos Morales Topete
Position: Chairman of the Board                    Position: Director General



THE COCA-COLA EXPORT CORPORATION
SUCURSAL IN MEXICO
as the BUYER



-------------------------------
By: Alejandro Rojas Flores
Position: Apoderado Legal


Witness:                                           Witness:



--------------------------                         -----------------------------
Rodrigo Gomez Alarcon                              Eduardo Zago Berra



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ATTACHMENT "A"

DESCRIPTION OF THE ASSETS


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LIST OF MACHINERY, EQUIPMENT AND FURNITURE OF THE VICTORIA INDUSTRIAL PLANT
PROPERTY OF GRUPO INDUSTRIAL SANTA ENGRACIA, S.A. DE C.V.

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